CHINA
RITAR POWER
May

Safe Harbor Statement
This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words
“believe,” “expect,” “anticipate,” “project,” “targets,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-
looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-
looking statements, except as required by law.

Business Description
China Ritar is a fast-growing lead acid battery manufacturer with a global customer base, strong brand name, advanced R&D capability, and competitive advantages relative to cost, quality, and entrepreneurial management.
China Ritar designs, develops, manufactures and markets lead-acid batteries follow  after environmentally sound technology with a special focus on fast-growing niche markets including :
Telecommunications,
Uninterrupted Powers Source (UPS) devices,
Light Electrical Vehicles (LEV), and
Alternative energy production (solar and wind power).
Products are spread over worldwide with sales in 56 countries including
China, India, and numerous European countries  (Italy, Germany, etc.) and the Americas (US, Brazil, etc.).
Ritar have been found in 2002, is headquartered in Shenzhen, China. And  it has factories in Shenzhen, Shanghai and Hengyang, China. Nowadays, the
company employees roughly 1,500 people.

Capital Market Summary

RITAR®

Ticker Symbol	CRTP
Fiscal Year End	December 31
Recent Price (as of May 19, 2008)	$ 4.00
Common Shares Outstanding	19.8 million
Market Capitalization	$ 79.2 million
TTM Revenue (as of Dec 31, 2007)	$73.3 million
TTM Net Income (as of Dec 31, 2007)	$ 2.6 million
TTM Net Income (as of Dec 31, 2007) (excluding non-cash, stock based compensation charge of $3.9 million)	$ 6.5 million
Revenue of Q1, 2008	$ 19.3 million
Net Income of Q1, 2008 (excluding non-cash, stock-based comp of $1 million)	$ 1.5 million

4

Investment Highlights (1)
Compelling growth
From start to $73 million in revenue and 170 customers in 56 countries in 5 years; 66% CAGR since 2004; growth rate expected to continue
Q1 2008 vs. Q1 2007: 118% top line growth to $19.3 milllion; Net income growth of 259% to $1.50 million
(excluding non-cash, stock-based charge of $1 million)
Globally competitive and able to gain market share
Revenue distribution (China-35%, India-17%, Europe-26%, Asia-9%, Americas-6%) shows the
Company can compete on price and quality in the world
Lead-acid batteries dominate energy storage market.
Trends relative to digital technology, energy prices, environmental protection, and alternative energy are all driving demand for energy storage devices.
Due to limited supply and high costs of alternative materials (like lithium or nickel), lead-acid batteries will remain the most commonly used in secondary source of energy in decades.
Global CAGR in 15% in last 5 years for lead-acid batteries
Niche-market approach enhances growth potential
Avoiding the highly competitive automotive market;
      focusing on higher margin growth areas such as telecommunications and solar and wind power.
Investment Story

Established brand name
Approximately 85% of total sales generated through “ Ritar” brand; only 15% from OEM channels
Entrepreneurial, progressive management
Chinese competitors are mostly either state-owned enterprises or small operators
Be distinguished by sales incentives and quality certification
Cost beats overseas competitors
Capital to fuel expansion
New tech and mfg complex in Hengyang will support massive expansion;
      accessing capital overseas has given CRTP a platform for growth which most Chinese competitors don’t have
Advanced R&D capability (produces technical advantages)
Better than Chinese competitors; able to take on the established players in developed markets
Investment Highlights (2)
Investment Story

Products
RT Series(0.8Ah-28Ah)
RA Series(33Ah-260Ah)
RL Series(2V50Ah-
3000Ah)
High Rate Discharging
Series
Front Terminal Series
AGM  Deep Cycle Series
Gel Standby Series
Gel Deep Cycle Series
Ritar sells, markets and services six series and 197 models of Ritar-
branded, cadmium-free, valve-regulated lead-acid or VRLA batteries.

Global Lead Acid Battery Market

Global growth, regional growth (China and Asia), and growth of key sectors (i.e., telecommunications and alternative energy) leads to very high growth for CRTP.

Global Lead Acid Battery Market in $ billions
29
50
2001
2005

- **Global Growth:** World lead-acid battery market averaged 15% CAGR from 2001 to 2008, including both original equipment and aftermarket sales.
- **Future Global Growth:** It is expected that high energy prices and growth in the developing nations will sustain this high rate of growth.

Source: Frost & Sullivan

- **Faster growth in Asia:** Developed economies (US, Europe, etc.) growing slower; growth in Asia and rest of developing world much faster
- **Faster growth in China:** The Company believes that most Chinese lead-acid battery companies increased sales by at least 50% in 2007 due to high growth in China and Asia and because of competitive pricing.
- **Extremely fast growth at CRTP:** CRTP grew 79% in 2007 and 118% in Q1 2008 due to market growth and highly competitive quality and pricing.

8

China
India
Europe
North/South America
Other
Asia
India 17%
China 35%
Europe 26%
North/South America 6%
Asia 9%
Other 7%

35%
65%
China
Oversea

15%
22%
8%
11%
17%
13%
14%
China
India
Germany
America
Euro
Others
Asia

9

China
Asia
India
Germany
USA
Euro
Other
Geographical Market Segmentation
The obvious geographical customer distribution graph shows Ritar can…
… compete any kind of market (home or abroad, developed or developing)
… find revenue growth from many sources
… grows rapidly and the global achievement stable
Revenue by Region
12 Months ended 12/31/07
Revenue by Region
3 Months ended 3/31/08

Market Segments
Main Market Segments:
UPS (Uninterruptible Power Sources), Telecommunications, LEV (Light Electric
Vehicles), Solar & Wind Power

40%
35%
30%
25%
20%
15%
10%
5%
0%
30%
30%
37%
40%
25%
10%
5%
10%
UPS
Telecom
LEV
Solar & Wind
2007
2008

11

Focus on Higher Margin Products
UPS
Telecom
LEV
Solar &
Wind
Gross
Margin
18%
20%
15%
35-40%
Net
Margin
9-12%
12-16%
7-8%
20-30%
Margin Difference Per Market Segment
(estimated)
Shift in Product Mix
From its inception, Ritar has avoided low
margin, highly competitive segments (like
automotive) and has continuously developed
higher growth, higher margin products.

Fast growth in Developing Economies and Solar & Wind Power

Rapidly Developing Economies

CRTP sales to India and Thailand have grown from $0.27 million and $0.002 million a year ago to $2.19 million and $0.10 million in Q1 2008.

- Fast economic growth in countries such as India, Brazil, Vietnam ,Thailand is driving rapid development of their telecommunications infrastructure
- India alone is expected to install $7 billion in telecomm system lead acid batteries over the next five years
- CRTP exports to developing world will continue to grow considerably.

Solar Example: Street Lamps

CRTP sales to solar market grew from $0.21 **million** a year ago to $2.0 million in Q108

- Solar street lamps less expensive than traditional electric
- Street lamp market alone is possibly worth $4.5 billion or more
- Other solar applications also growing rapidly

12

Sun
Solar Panel
Wind
Wind Turbine
Transformer
Lead –acid Battery
Electricity

13

Growth from Alternative Energy
Energy consciousness and the growth of alternative energy increases all need to store energy more efficiently.
Ritar is capitalizing on this long-term market requirement trend by making batteries specifically designed in the solar and wind power.

RITAR®

RELIANCE
Anil Dhirubhai Ambani Group

OKIN

SSB Battery Service GmbH

绿源 LUYUAN

EFFEKTA®

UNICOBA

ALCO
BATTERY SALES

stationary power
POWERING PRODUCTIVITY

中国移动通信
CHINA MOBILE

SANTAK

MASTER GUARD
A Chloride Group Company

CHLORIDE

Beghelli

14

Global Customer Base
Around the world,
sophisticated, discerning,
world-class and
leading-edge customers
choose Ritar.
        Italy
       India
      Taiwan
Germany
         USA
Brazil
South Africa
United Kingdom
Australia

Advanced R&D and Technical Capability
Ritar’s advanced R&D capability makes it becoming a technology leader in
China and gives it the mature market competitive ability as well.
Important Technical Personnel
He DeGang, CTO of Ritar, is one of the earliest lead-acid battery experts in China. Mr.
He who have 40+ years of experience in developing battery technology gives Ritar a unique advantage in developing proprietary technology.
Past Accomplishments
Alloy plate formula: Unique in China
Ritar’s alloy plate formula lengthens product life and increases deep circulation and large current discharge.  Ritar is the only company in China to develop its own plate formula to produce qualified cadmium-free batteries in LEV.
Gel and Compound Gel: Comparable to Foreign Producers
Widely used in alternative energy applications including solar and wind power.  The quality of
Ritar product is comparable to that of major foreign manufacturers such as Sonnenschei of
German.  Ritar also is only several companies in China that can manufacture gel deep circulation batteries.

Advanced R&D and Technical Capability
New Technologies Under Development
Nano Battery
The Nano battery will continuous 50% longer than current lead-acid batteries, will have a higher capacity and discharge rate (up to 2,000A) besides that it will be smaller and lighter.
Ritar expects to be the first Chinese company has this kind of technology to put into the market.
United Liquid Alloy Batteries
Liquid alloy batteries will weigh less than half of lead-acid batteries of the same capacity.
Material costs will be reduced dramatically.

Lead Acid Battery Manufacturing Base :
Hengyang Industrial Park
Capacity Expansion and Vertical Integration

Total area of Hengyang Lead-Acid Battery Manufacture Base:
266,667 square meters in Hunan province
Current facility in Shenzhen is 19,326 sq. m2
Current facility in Shanghai is 13,000 sq. m2
Strategically located near lead mining reserves in Shuikou
Shan, Hunan
Produce lead plates (key component used in lead acid
batteries), lead acid batteries, and battery cases
Capacity Expansion and Vertical Integration
  Complex will consist of production
facilities, warehouses, a research and
development center, and  staff dormitories

Phase One production began April 27, 2008
3 lead acid battery production lines in operation; 2 more to be launched in June of this year.
5 productions lines of Phase One will double capacity over the capacity of 2007
Lead plate production to begin in June of 2008
Expansion project encompasses three phases:
Battery capacity will at least quadruple within 3 years
60,000 tons of annual lead plate capacity will be online within 3 years
Land is sufficient to exceed these targets should market conditions dictate faster expansion
Positioned to move into mining (or mining alliance) in the long-term to solidify raw material source and enhance margins
Margin improvement of 3-5% is expected via vertical integration of lead plate production
Capacity Expansion and Vertical Integration

Margin Enhancement via Vertical Integration
Mining
Industry
50%
Lead
15%
Lead
Plate
15%
Lead-acid
Battery
20%
UPS
LEV
Solar/Wind
Tele
Battery
Recycle
Ritar will integrate other phases of lead acid battery production as necessary to enhance margin.
Ritar is already involved in the making lead acid batteries.
The new facility in Hengyang will extend Ritar into lead plate manufacturing.
Lead processing will be avoided due to low margins and environmental issues.
Involvement in mining is a possibility in the future due to high profit potential
Estimated gross margin of
50% vs. 20% for batteries,
15% for lead plate, and 15%
for lead processing

Transitioning to new applications and international markets

Capacity expansion enlarges sales growth

Stabilizing lead price and vertical integration preserve margins

21

Growth Strategy
Ritar’s overall growth strategy is as follows:

140
120
100
80
60
40
20
0
3.5
11.4
16.1
22.8
40.9
73.3
130.2
FY02
FY03
FY04
FY05
FY06
FY07
FY08(Est)

22

Sales Revenue-Fiscal Year Growth
    US$ million
Key Financials

12
10
8
6
4
2
0
-2
0.2
-0.3
0.1
1.1
3.9
2.6
6.5*
11.1
FY02
FY03
FY04
FY05
FY06
FY07
FY08(Est)

23

Net Income-Fiscal Year Growth
US$ million
Key Financials
* FY 07 Net income excludes non-cash, stock based compensation charge of $3.9 million

FY 2007 12/31/07	FY 2006 12/31/06	FY2005 12/31/05
Revenues	$73.3M	$40.9M	$22.8M
Gross Profit	$15.4M	$8.3 M	$4.0M
SG&A and other expenses	$7.3M	$3.6M	$2.7M
Operating Income	$8.1M	$4.7M	$ 1.3M
Pre-tax Income	$7.3M	$4.3M	$1.2M
Net Income	$2.6M/$6.5M*	$3.9M	$1.1M

24

Annual Income Statement Highlights
Key Financials
* Excluding non-cash, stock based
compensation charge of $ 3.9M

FY 2007 12/31/07	FY 2006 12/31/06	FY 2005 12/31/05
Cash & Cash Equivalents	$ 4.8M	$ 1.0M	$0.5M
Inventories, net	$ 11.9M	$6.0M	$3.5M
Total Current Assets	$38.4M	$16.2M	$7.6M
Property, Plant & Equipment, net	$6.3M	$1.4M	$1.1M
Total Assets	$45.4M	$18.3M	$9.0M
Total Current Liabilities	$21.6M	$12.9 M	$7.5M
Minority Interests	$ 28,058	$ 51,163	$102,308
Total Stockholders' Equity	$23. 7M	$5.3M	$1.3M
Total Liabilities and Stockholders' Equity	$45.4M	$18.3M	$9.0M

25

Annual Balance Sheet Highlights
Key Financials

Q1 Income Statement Highlights
Key Financials
Q1 2008
Q1 2007
Q1 2006
Revenues
$19.3 M
$8.8 M
$6.6 M
Gross Profit
$4.0 M
$1.6 M
$1.4 M
SG&A and other expenses
$2.7 M/ $1.7 M
$1.0 M
$0.7 M
operating Income
$1.3 M/ $ 2.3M
$0.6M
$0.7 M
Pre-tax Income
    $0.9 M/$1.9 M
$0.47 M
$0.64 M
Net Income
$ 0.5M/ $1.5 M*
* Excluding non-cash, stock
based  compensation charge
of about $ 1.0M
$0.42 M
$0.57 M

Mr. Hu / JiaDa, Chairman and CEO
Chairman since 2002.
Strategic planning, business development, policy development
15+ years management experience in lead acid battery industry
Masters Degree
Mr.Zeng/JianJun , COO
General Manger responsible for all operations
Over 15 years as senior executive in battery business in production, development and sales.
Masters Degree
Mr.Cai/ZhengHua , CFO
12 years experience in financial department
Bachelor  Degree of Accounting
Mr. He/DeGang, CTO
40+ years R&D experience in lead acid battery industry
One of the earliest experts in China.
Bachelor  Degree of Science-Chemistry
Management

Investment Highlights
Compelling growth
Globally competitive and capability for market share
Lead acid batteries dominate energy storage market.
Niche-market approach enhances growth potential
Established brand name
Entrepreneurial, progressive management
Capital to fuel expansion
Advanced R&D capability  provide technical advantages

Company Contact:
Katherine Peng: katherine@ritarpower.com
Office line: 0086-755-33982338
Cell Phone: 0086-13418466884
Website:www.ritarpower.com
Thank you!
CHINA RITAR POWER CORP